UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: December 31, 2012

Date of reporting period: June 30, 2012

Item 1. Reports to Stockholders.

Capital Advisors
growth fund

Semi-Annual Report

June 30, 2012

CAPITAL ADVISORS GROWTH FUND

July 15, 2012

Dear Shareholder,

The Capital Advisors Growth Fund advanced 6.26% in the first six months of 2012, compared to gains of 9.49% and 10.08% for the Fund’s benchmarks, the S&P 500® Index and Russell 1000® Growth Index, respectively.

The following data summarizes the Fund’s performance over various holding periods ending June 30, 2012 in comparison to the Fund’s relevant benchmarks:

Periods Ending June 30, 2012

		Russell 1000®
	Fund	Growth Index	S&P 500® Index
6-Months	6.26%	10.08%	9.49%
12-Months	2.94%	5.76%	5.45%
3-Years	11.77%	17.50%	16.40%
5-Years	1.37%	2.87%	0.22%
10-Years	6.19%	6.03%	5.33%
Inception (12/31/1999)	-0.60%	-1.04%	1.26%

Net Expense Ratio: 1.27%^ Gross Expense Ratio 1.76%

^
The Advisor has contractually agreed to waive a portion or all of its management fees and pay Fund expenses, until April 30, 2013 to ensure that the Net Annual Fund Operating Expenses (excluding AFFE, taxes, interest and extraordinary expenses) do not exceed 1.25% of average daily net assets of the Fund.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 2.00% redemption fee if shares are redeemed within 7 days of purchase.  Performance data does not reflect the redemption fee.  If it had, returns would be reduced.

We can point to two primary reasons for the Fund’s lower return during the first six months of 2012 relative to the benchmarks listed above.  The first reason is cash reserves.  The Fund held an average of 13.3% of its portfolio in money market reserves during the first half of the year out of respect for the uncertain macro environment, largely associated with risks emanating from Europe.  We view cash as a strategic investment during times of elevated

CAPITAL ADVISORS GROWTH FUND

uncertainty because it creates flexibility for the Fund to take advantage of opportunities whenever downside volatility creates attractive entry points into stocks.  The risk of holding cash is under-performance when the general trend in the market is up, as was the case in the first half of 2012.

We can estimate the impact of the Fund’s elevated cash position by calculating the return of the Fund with, and without the contribution from money market reserves.  During the first six months of 2012 the stocks in the Fund’s portfolio delivered a gain of 8.17% on a stand-alone basis, compared to 6.26% for the total portfolio, including cash.

The second negative influence on the Fund’s return during the first six months was a disappointing investment in Nokia Corp. (NOK: $1.90), which we initiated in January at an average price of $5.40 per share.  We continue to believe that Nokia’s partnership with Microsoft Corp. (MSFT: $29.14) to offer a family mobile device based on Microsoft’s pending “Windows 8” operating system can be successful for both companies.  However, we failed to anticipate a severe slowdown in sales of Nokia’s existing products while consumers wait for the launch of Windows 8 this fall.  We estimate that the poor performance of Nokia stock contributed to a 1.3% reduction in the Fund’s total return during the first six months of 2012.

Combined, these two variables reduced the Fund’s return by approximately 3.0 percentage points during the first half of the year.  The recent drag on performance from these items may not be permanent, however, if Nokia stock can recover in the second half, and/or a bout of volatility creates opportunities for the Fund to deploy its cash reserve productively.

PERFORMANCE ATTRIBUTION

Individual stocks that contributed most to the Fund’s return during the first half include Apple Inc. (AAPL: $604.62), Wells Fargo & Company (WFC: $33.33) and Visa Inc. (V: $120.46).  Wells Fargo and Apple were the Fund’s two largest positions throughout the period.  Visa entered the year as the third largest position in the Fund, but we reduced the weighting in the stock in April at $122 per share due to the increase in price relative to our estimate of its fair value.

The three biggest underperformers during the first half were Nokia, Staples, Inc. (SPLS: $12.73) and Google Inc. (GOOG: $567.17).  The timing of our commitment to Nokia was clearly mistake in hindsight.  However, at the stock’s recent price below $2 per share, we believe it may have reached a level that assigns zero value to the company’s handset business, which remains among the largest in the world, even after the recent loss of market share to competitors like Apple and Samsung Electronics Co. Ltd.

We remain confident in the long-term outlook for Staples because the company has been growing its market share in the global office supply

CAPITAL ADVISORS GROWTH FUND

market with a business model that earns an attractive return on capital and generates healthy cash flow.  The stock offers a dividend yield of 3.5%, and we expect the dividend payout can grow 8% to 10% per year for the foreseeable future.

We consider Google to be a core holding due to its important position in the mobile internet value chain.  The stock spiked to a short-term high in the closing days of 2011, so the under-performance thus far in 2012 may be more a function of timing than an indication of deterioration in the business, in our opinion.

OUTLOOK

We believe market action in the second half of the year will be heavily influenced by the presidential election in the U.S. and policy choices in the euro zone.  This collective influence of politics over economics makes forecasting harder than normal for investors and business executives alike.  The recent pull-back in stocks and weakness in the economic data may reflect this uncertainty among both constituents.

The presidential election may have a greater than normal impact on financial markets because it coincides with the so called “fiscal cliff” on January 1, 2013, when a combination of tax increases and fiscal restraints are scheduled to kick in simultaneously unless the U.S. Congress acts to modify the policies between now and then.  Economists estimate the combined effect of these items would be a negative drag on economic growth equal to 3.5% – 5.0% of GDP.  Many economists believe an economic shock of this magnitude could tip the U.S. economy into recession.

The political calendar between now and year-end makes it seem unlikely that Congress will resolve the fiscal cliff before the ball drops on 2012.  The consensus expectation at this point is that the next president will address the fiscal cliff by March of next year, but the policy changes will be retroactive to January 1 to mitigate the economic impact.  Presumably, whatever policy initiatives occur will be shaped by the mandate that emerges from the presidential election in November.  Between now and then, investors and business leaders must guess who will be president, what will be their mandate, and will Congress cooperate enough to avert a recession by spring.  This does not seem like a backdrop for decisive direction from the economy or the stock market.

EUROPE…

Uncertainty in Europe seems even worse.  The research team at the Fund is in the camp that believes the euro currency is a failed experiment that should never have been created.  This viewpoint is based on the very basic logic that the cost to the euro zone society for sustaining the common currency may

CAPITAL ADVISORS GROWTH FUND

exceed the benefits to these societies from its existence.  Unfortunately, the time to adhere to the cost-benefit dynamic of the euro was before it was adopted.  Now that the euro exists, a much fuzzier cost-benefit analysis prevails where it is not clear whether the cost of dismantling the euro exceeds the price of sustaining its flawed design.

Martin Wolfe, who is the Chief Economics Commentator at the Financial Times in London, is one of the most respected voices in economics today.  He concluded a recent column with the following paragraph that summarizes the situation in Europe succinctly:

I can envisage five outcomes (for the euro zone):  first, a happy marriage, on Germany’s terms, albeit after a painful period of adjustment; second, a miserable marriage, which endures because a break-up is too costly; third, a degree of mutual accommodation, in which the north becomes more southern and the south more northern; fourth, a partial break-up, with the remaining members moving into one of the three previous categories; and finally, total break-up.  What is certain is that Germany will not get the euro zone it wants easily or swiftly.  If partial or total break-up is avoided, the period of difficulty will be long and painful.  The crisis of the euro zone is likely to be a very long-running soap opera – if it does not end in tragedy.

– Martin Wolfe, Financial Times, June 20, 2012

Financial markets cheered loudly on June 29th when the latest summit of European Union leaders produced a vow to establish a euro zone financial regulator and allow European bailout funds to inject capital directly into banks without routing the money through national balance sheets, and buy sovereign bonds in the auction and secondary markets.  The objective of these actions was to “break the vicious circle between banks and sovereigns,” according to the official statement from the summit.

If implemented, these initiatives might indeed represent a step in the right direction.  As usual though, the devil will be in the details.  The citizens of Germany, Finland and the Netherlands do not like the cost to them for bailing out the over-extended banks and governments of their Southern neighbors.  Nor will the peoples of Spain, Italy and Greece like the conditions that will likely come attached to further support from the North.  Since citizens in both regions have the ability to affect the outcome through periodic elections, the future evolution of the euro zone remains impossible to predict.

CURRENT DESIGN OF OUR INVESTMENT STRATEGIES

Since we cannot predict the outcome of the presidential election or the next turn in the European saga, the Fund’s portfolio design needs to accommodate a range of possible outcomes.  We continue to counter a slow

CAPITAL ADVISORS GROWTH FUND

growth environment by emphasizing high-quality “blue chip” stocks with above-average dividends and global business models that can take advantage of opportunity wherever it exists in the world.  Stocks that fit this description seem priced to deliver respectable returns over the next several years.  Moreover, high quality stocks with dividend support have historically held  up better than the overall stock market during recessions.  Most economists don’t expect a recession in the U.S. economy in the coming year, but their forecasts assume the fiscal cliff will be successfully addressed by policy makers in time to mitigate a material drag on the economy.  Time will tell if this is an appropriate assumption.

FUND HOLDINGS

The ten largest holdings in the Fund as of June 30, 2012 were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
Wells Fargo & Co.	42,300	26.82	33.44	5.2
Apple, Inc.	2,400	308.99	584.00	5.1
General Electric Co.	61,900	16.94	20.84	4.7
PepsiCo, Inc.	15,900	64.63	70.66	4.1
Vodafone Group	39,700	26.02	28.18	4.1
Microsoft Corp.	31,300	31.13	30.59	3.5
Johnson & Johnson	13,900	62.65	67.56	3.4
AT&T, Inc.	26,300	29.31	35.66	3.4
Qualcomm, Inc.	14,800	49.91	55.68	3.0
BlackRock, Inc.	4,830	162.65	169.82	3.0

Of the 33 common stocks held by the Fund as of June 30, 2012, the 10 largest holdings represented 39.5% of total assets.  The Fund held 13.1% of its assets in interest bearing cash reserves as of June 30, 2012.

RECENT ADDITIONS TO THE FUND

The three most recent additions to the Fund’s portfolio were Chesapeake Energy Corp. (CHK: $18.75), EMC Corp. (EMC: $23.45) and Potash Corp. of Saskatchewan (POT: $44.20).

We initiated a position in Chesapeake on June 6 at an average price of $18.05 per share.  Chesapeake is the second largest producer of natural gas in North America behind Exxon Mobile Corp. (XOM: $84.40).  Investors have punished Chesapeake stock in recent weeks due to a perfect storm of variables that includes: 1) A sustained down-trend in the price of natural gas beyond most investors previous expectations, 2) Negative headlines (well deserved) about poor corporate governance practices and potential legal challenges, and 3) Growing concern among investors about Chesapeake’s ability to sell sufficient assets to cover its cash flow funding gap in 2012.

CAPITAL ADVISORS GROWTH FUND

Following a successful initiative by activist investors to overhaul the structure of the company’s board of directors, we studied the financial position of the company and reached the following conclusions:

•
Even if market conditions make it impossible forChesapeake to complete asset sales at favorable terms for the company, complete disaster – i.e., bankruptcy – seems like an unrealistic assumption, in our opinion.

•	AssumingChesapeake completes the asset sales we expect in the next six months, we think a $30 to $40 stock price is realistic within 12-24 months, even if natural gas prices remain depressed.

•	We think a $50-$60 stock price is realistic over the longer-term if natural gas rises to $6 or better, and asset sales occur at reasonable prices.

•	We estimate the stock could drop to $10 +/- in a worst-case-scenario for future legal issues/gas prices/asset sales, but we view this as a low-probability outcome.

The Fund initiated a new position in EMC Corp. on June 1 at an average price of $23.30 per share.  EMC is a leading provider of hardware, software and services for enterprise network storage.  The company seems well positioned to benefit from the transformational changes occurring today in enterprise technology; namely cloud computing, the digitalization of analog content, and mobile computing.

EMC’s current valuation looks attractive with a forward price-to-earnings ratio (P/E) of 13.3 at the Fund’s entry price, which is near the low of the five year range for the stock.  Adjusted for net cash and investments on the balance sheet the P/E drops below 12.  Additionally, the balance sheet is very strong with approximately 20% of its market capitalization represented by net cash (minus total debt).  The company has generated strong free cash flow over the past couple of years and we estimate the company can produce $5 billion in free cash flow in 2012.  This strong financial position can support share repurchases and bolt-on acquisitions to sustain the earnings growth we expect in the near-term.

A new position in Potash Corp. of Saskatchewan was initiated on May 9 at an average price of $41.41 per share.  Potash is the world’s largest fertilizer company by capacity, producing the three primary crop nutrients — potash, phosphate and nitrogen.  Through its Canadian operations, the company is responsible for about 20 percent of global potash capacity and has strategic investments in other potash-related businesses in South America, the Middle East and Asia.  The company also has significant assets in phosphate and nitrogen commodities.

CAPITAL ADVISORS GROWTH FUND

We believe Potash is well-positioned due to its competitive position as the low-cost producer of potash, its high barrier to entry and the fact that the company controls 50% of the potential potash expansion mines.  While we expect fluctuations in the pricing of fertilizers in the near-term, we believe long-term demand growth and stable pricing power can support higher earnings over the next several years.

By 2015, management expects the company to increase its operational capacity by more than 50% from its 2011 levels.  To accomplish this goal, management allocated $7.7 billion (CDN) in capital, of which approximately 75% has already been invested.  With the majority of this major investment initiative behind the company, free cash flow seems positioned to grow faster than earnings for the foreseeable future.  Management expressed confidence in the financial position of the company by doubling the dividend in both 2011 and 2012.  We anticipate further growth in the dividend in line with earnings growth in the future.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA	Channing S. Smith, CFA
Chief Investment Officer/	Portfolio Manager
Portfolio Manager	Capital Advisors Growth Fund
Capital Advisors Growth Fund	Managing Director,
CEO, Capital Advisors, Inc.	Capital Advisors, Inc.

Investment performance reflects voluntary fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Channing S. Smith, and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.  Indices are not available for direct investment and do not incur expenses.

CAPITAL ADVISORS GROWTH FUND

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.  Please refer to the schedule of investments for more complete holding information.

Mutual fund investing involves risk.  Principal loss is possible.  Growth stocks typically are more volatile than value stocks, however, value stocks have a lower expected growth rate in earnings and sales.  The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund invests in foreign securities which involves political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund may also invest in mid-cap companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies.

Price to Earnings (P/E):  The term “price-earnings ratio (“P/E”)”, when used in this letter, refers to a frequently utilized metric for measuring valuation in the stock market.  A stock with a high P/E ratio might be considered expensive relative to a stock with a low P/E ratio.  The figure is calculated by dividing a company’s stock price by its earnings per share.

Forward P/E:  The term “forward P/E” when used in this letter, refers to a frequently utilized metric for measuring valuation in the stock market, whereby the price of the stock is divided by its expected earnings per share for the upcoming calendar year period.

Free Cash Flow:  The term “free cash flow” refers to a company’s cash flow from operations minus capital expenditures, as reflected in the statement of cash flows.  Free cash flow is often used by analysts to measure net cash earnings available to the owners of a business, after reinvestment needs to sustain and grow the business.

Return on Capital:  The term “return on capital,” when used in this letter, refers to the net profit of a company divided by the equity and debt capital employed by the business.  Companies seek to earn a return on capital in excess of their cost of capital over complete business cycles.

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although money markets seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in money market funds.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at June 30, 2012 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/12 – 6/30/12).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the operating expenses limitation agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at June 30, 2012 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/12	6/30/12	1/1/12 – 6/30/12*
Actual	$1,000.00	$1,062.60	$6.41
Hypothetical (5% return	$1,000.00	$1,018.65	$6.27
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

CAPITAL ADVISORS GROWTH FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS – June 30, 2012 (Unaudited)

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited)

Shares	COMMON STOCKS - 86.82%	Value
	Agricultural Chemicals - 2.06%
12,900	Potash Corporation of Saskatchewan, Inc. - ADR	$563,601

	Air Delivery & Freight Services - 1.94%
5,800	FedEx Corp.	531,338

	Application Software - 3.49%
31,300	Microsoft Corp.	957,467

	Asset Management - 2.99%
4,830	BlackRock, Inc.	820,231

	Auto Manufacturers - Major - 1.90%
26,400	General Motors Co.*	520,608

	Auto Parts - 1.35%
13,360	Johnson Controls, Inc.	370,206

	Business Services - 2.53%
5,600	Visa, Inc. - Class A	692,328

	Catalog & Mail Order Houses - 1.54%
1,850	Amazon.com, Inc.*	422,447

	Communication Equipment - 0.79%
104,550	Nokia Oyj - ADR	216,418

	Conglomerates - 4.71%
61,900	General Electric Co.	1,289,996

	Data Storage Devices - 2.07%
22,100	EMC Corp.*	566,423

	Drug Manufacturers - 3.43%
13,900	Johnson & Johnson	939,084

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Shares		Value
	Independent Oil & Gas - 3.81%
28,900	Chesapeake Energy Corp.	$537,540
17,500	Suncor Energy, Inc.#	506,625
		1,044,165
	Industrial Electrical Equipment - 2.97%
49,900	ABB Ltd. - ADR	814,368

	Industrial Metals & Minerals - 1.92%
8,070	BHP Billiton Ltd. - ADR	526,971

	Internet Information Provider - 2.31%
1,090	Google, Inc. - Class A*	632,276

	Money Center Banks - 5.16%
42,300	Wells Fargo & Co.	1,414,512

	Oil & Gas Drilling & Exploration - 1.65%
10,100	Transocean Ltd.#	451,773

	Oil & Gas Equipment & Services - 2.05%
8,700	National Oilwell Varco, Inc.	560,628

	Personal Computers - 5.11%
2,400	Apple, Inc.*	1,401,600

	Personal Products - 2.23%
10,000	Procter & Gamble Co.	612,500

	Processed & Packaged Goods - 4.10%
15,900	PepsiCo, Inc.	1,123,494

	REIT - Industrial - 2.65%
32,500	Weyerhaeuser Co.	726,700

	Restaurants - 2.14%
9,100	Yum! Brands, Inc.	586,222

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Shares		Value
	Semiconductor - Broad Line - 2.55%
26,200	Intel Corp.	$698,230

	Semiconductor - Equipment & Materials - 2.99%
71,600	Applied Materials, Inc.	820,536

	Semiconductor - Integrated Circuits - 6.83%
13,800	Analog Devices, Inc.	519,846
15,600	Broadcom Corp. - Class A	527,280
14,800	Qualcomm, Inc.	824,064
		1,871,190
	Specialty Retail - Other - 2.05%
43,000	Staples, Inc.	561,150

	Telecommunication Services/Domestic - 7.50%
26,300	AT&T, Inc.	937,858
39,700	Vodafone Group Plc - ADR	1,118,746
		2,056,604
	Total Common Stocks (Cost $22,279,230)	23,793,066

	SHORT-TERM INVESTMENTS - 13.12%
3,596,492	Fidelity Institutional Money Market
	Government Portfolio, Class I, 0.01%†
	(Cost $3,596,492)	3,596,492
	Total Investments in Securities
	(Cost $25,875,722) - 99.94%	27,389,558
	Other Assets in Excess of Liabilities - 0.06%	17,032
	Net Assets - 100.00%	$27,406,590

*Non-income producing security.
#U.S. traded security of a foreign issuer.
†Rate shown is the 7-day yield as of June 30, 2012.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2012 (Unaudited)

ASSETS
Investments in securities, at value
(identified cost $25,875,722)	$27,389,558
Cash	9,127
Receivables
Dividends and interest	58,780
Prepaid expenses	14,042
Total assets	27,471,507
LIABILITIES
Payables
Fund shares redeemed	3,500
Due to advisor	7,366
Audit fees	8,555
Shareholder reporting	1,265
Transfer agent fees and expenses	7,826
Fund accounting fees	7,716
Distribution fees	5,458
Administration fees	18,202
Chief Compliance Officer fee	2,314
Custodian fees	592
Legal fees	2,123
Total liabilities	64,917
NET ASSETS	$27,406,590
Net asset value, offering and redemption price per share
[$27,406,590 / 1,509,710 shares outstanding;
unlimited number of shares (par value $0.01) authorized]	$18.15
COMPONENTS OF NET ASSETS
Paid-in capital	$27,076,841
Undistributed net investment income	148,229
Accumulated net realized loss on investments	(1,332,316)
Net unrealized appreciation on investments	1,513,836
Net assets	$27,406,590

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS For the six months ended June 30, 2012 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld of $4,585)	$314,060
Interest	176
Total income	314,236

Expenses
Advisory fees (Note 4)	99,604
Distribution fees (Note 5)	33,201
Administration fees (Note 4)	26,250
Fund accounting fees (Note 4)	11,548
Transfer agent fees and expenses (Note 4)	11,423
Registration fees	9,359
Audit fees	8,556
Legal fees	5,513
Chief Compliance Officer fee (Note 4)	3,481
Trustee fees	2,957
Shareholder reporting	2,621
Custody fees (Note 4)	2,282
Miscellaneous fees	1,719
Insurance	1,619
Total expenses	220,133
Less: advisory fee waiver (Note 4)	(54,126)
Net expenses	166,007
Net investment income	148,229

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net realized gain from investments	574,950
Net change in unrealized appreciation on investments	797,023
Net realized and unrealized gain on investments	1,371,973
Net Increase in Net Assets
Resulting from Operations	$1,520,202

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2012	Year Ended
	(Unaudited)	December 31, 2011
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$148,229	$147,768
Net realized gain/(loss)
from investments	574,950	(114,124)
Net change in unrealized
appreciation on investments	797,023	322,568
Net increase in net assets
resulting from operations	1,520,202	356,212

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(154,381)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	1,853,179	1,434,625
Total increase in net assets	3,373,381	1,636,456

NET ASSETS
Beginning of period	24,033,209	22,396,753
End of period	$27,406,590	$24,033,209
Includes undistributed net
investment income of:	$148,229	$—

(a)   A summary of share transactions is as follows:

	Six Months Ended
	June 30, 2012		Year Ended
	(Unaudited)		December 31, 2011
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	194,455	$3,534,449	237,464	$4,069,244
Shares issued in
reinvestment of
distributions	—	—	9,155	151,422
Shares redeemed	(91,871)	(1,681,270)	(160,737)	(2,786,041)
Net increase	102,584	$1,853,179	85,882	$1,434,625

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	Six Months
	Ended
	June 30,
	2012		Year Ended December 31,
	(Unaudited)		2011	2010	2009		2008		2007
Net asset value,
beginning of period	$17.08		$16.95	$15.34	$12.68		$17.96		$15.90
Income from
investment operations:
Net investment
income/(loss)	0.10		0.11	0.16	0.09	(3)	0.01	(3)	(0.03)
Net realized and unrealized
gain/(loss) on investments	0.97		0.13	1.61	2.65		(5.28)		2.09
Total from
investment operations	1.07		0.24	1.77	2.74		(5.27)		2.06
Less distributions:
From net
investment income	—		(0.11)	(0.16)	(0.08)		(0.01)		—
Total distributions	—		(0.11)	(0.16)	(0.08)		(0.01)		—
Redemption fees retained	—		—	—	0.00	(3)(4)	0.00	(3)(4)	—
Net asset value, end of period	$18.15		$17.08	$16.95	$15.34		$12.68		$17.96

Total return	6.26	%(2)	1.44%	11.54%	21.64%		-29.35%		12.96%

Ratios/supplemental data:
Net assets, end of
period (thousands)	$27,407		$24,033	$22,397	$20,063		$12,232		$15,428
Ratio of expenses to
average net assets:
Before expense waiver	1.65	%(1)	1.74%	1.78%	1.92%		2.11%		1.89%
After expense waiver	1.25	%(1)	1.25%	1.25%	1.32	%(5)	1.50%		1.50%
Ratio of net investment
income/(loss) to average
net assets:
Before expense waiver	0.71	%(1)	0.14%	0.52%	0.09%		(0.52%)		(0.54%)
After expense waiver	1.11	%(1)	0.63%	1.05%	0.69%		0.09%		(0.15%)
Portfolio turnover rate	11.75	%(2)	67.31%	130.84%	78.54%		83.95%		78.78%

(1)Annualized.
(2)Not Annualized.
(3)Based on average shares outstanding.
(4)Amount is less than $0.01.
(5)Effective May 1, 2009, the Advisor contractually agreed to lower the net annual operating expense limit to 1.25%.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2012 (Unaudited)

NOTE 1 – ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-end management investment company.  The Fund began operations on January 1, 2000.  The investment objective of the Fund is to achieve long-term capital growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B. Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

   The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2009 – 2011, or expected to be taken in the Fund’s 2012 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.      Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2012 (Unaudited), Continued

  The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

E.     Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.      Redemption Fee: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 7 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

G.      Events Subsequent to the Fiscal Period End: In preparing the financial statements as of June 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2012 (Unaudited), Continued

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities: The Fund’s investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2012 (Unaudited), Continued

many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed and ratified by the Board.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$3,147,138	$—	$—	$3,147,138
Conglomerates	1,289,996	—	—	1,289,996
Consumer Goods	2,626,808	—	—	2,626,808
Financial	2,961,443	—	—	2,961,443
Healthcare	939,084	—	—	939,084
Industrial Goods	814,368	—	—	814,368
Services	2,793,485	—	—	2,793,485
Technology	9,220,744	—	—	9,220,744
Total Common Stocks	23,793,066	—	—	23,793,066
Short-Term Investments	3,596,492	—	—	3,596,492
Total Investments in Securities	$27,389,558	$—	$—	$27,389,558

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at June 30, 2012, the end of the reporting period.  The Fund recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Fund during the six months ended June 30, 2012.

New Accounting Pronouncement: In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2012 (Unaudited), Continued

financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Fund is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 2012, Capital Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund.  For the six months ended June 30, 2012, the Fund incurred $99,604 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.25% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended June 30, 2012, the Advisor reduced its fees in the amount of $54,126; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $367,855 at June 30, 2012. Cumulative expenses subject to recapture expire as follows:

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2012 (Unaudited), Continued

Year	Amount
2012	$90,232
2013	109,080
2014	114,417
2015	54,126
$367,855

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

For the six months ended June 30, 2012, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

Administration	$26,250
Fund Accounting	11,548
Transfer Agency (a)	6,393
Custody	2,282
Chief Compliance Officer	3,481

(a) Does not include out-of-pocket expenses.

At June 30, 2012, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration	$18,202
Fund Accounting	7,716
Transfer Agency (a)	4,036
Chief Compliance Officer	2,314
Custody	592

(a) Does not include out-of-pocket expenses.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2012 (Unaudited), Continued

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

NOTE 5 – DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”.  For the six months ended June 30, 2012, the Fund paid the Distribution Coordinator $33,201.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2012, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $4,934,059 and $2,697,589, respectively.

NOTE 7 – INCOME TAXES

The tax character of distributions paid during the six months ended June 30, 2012 and the year ended December 31, 2011 were as follows:

	June 30, 2012	December 31, 2011
Ordinary income	$ —	$154,381

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2012 (Unaudited), Continued

As of December 31, 2011, the Fund’s most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$23,316,556
Gross tax unrealized appreciation	1,639,947
Gross tax unrealized depreciation	(923,134)
Net tax unrealized appreciation	716,813
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	(1,907,266)
Total accumulated earnings/(losses)	$(1,190,453)

At December 31, 2011, the Fund had a capital loss carryforward of $1,480,164 which expires as follows:

Year	Amount
2016	$146,522
2017	1,333,642
$1,480,164

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.  Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses.  As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Fund deferred, on a tax basis, post-October losses of $427,102.

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at June 30, 2012 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2012

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

ADDITIONAL INFORMATION

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0523 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
Capital Advisors, Inc.
2200 South Utica Place, Suite 150
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*               /s/ Douglas G. Hess
           Douglas G. Hess, President

Date     September 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Douglas G. Hess
Douglas G. Hess, President

Date     September 5, 2012

By (Signature and Title)*                    /s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date     September 5, 2012

* Print the name and title of each signing officer under his or her signature